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                                                                      Exhibit 24

                                POWER OF ATTORNEY

         We, the undersigned members of the Board of Directors of Bowater Incorporated, hereby severally appoint Wendy C. Shiba, Anthony H. Barash and David G. Maffucci, and each of them singly, our true and lawful attorneys with the full power of substitution, to sign for us and in our names in the capacities listed below, the Registration Statements on Form S-8 pertaining to
(i) the Bowater Incorporated Salaried Employees' Savings Plan, (ii) the Bowater Incorporated Savings Plan for Certain Hourly Employees, (iii) the Bowater Incorporated/Coated Papers and Pulp Division Hourly Employees' Savings Plan and
(iv) the Bowater Incorporated 2000 Stock Option Plan, and any and all amendments to such Registration Statements, and generally to do all such actions in our names and on our behalf in our capacities as members to enable Bowater Incorporated to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to such Registration Statements and any and all amendments thereto, including post-effective amendments.


              SIGNATURE                         TITLE                   DATE

/s/ Francis J. Aguilar                         Director              May 9, 2001
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    Francis J. Aguilar

/s/ Richard Barth                              Director              May 9, 2001
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    Richard Barth

/s/ Kenneth M. Curtis                          Director              May 9, 2001
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    Kenneth M. Curtis

/s/ Cinda A. Hallman                           Director              May 9, 2001
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    Cinda A. Hallman

/s/ Charles J. Howard                          Director              May 9, 2001
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    Charles J. Howard

/s/ James L. Pate                              Director              May 9, 2001
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    James L. Pate

/s/ John A. Rolls                              Director              May 9, 2001
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    John A. Rolls

/s/ Arthur R. Sawchuk                          Director              May 9, 2001
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    Arthur R. Sawchuk